                                                   Exhibit 24

                               POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Bank of Boston Corporation (the "Corporation"), does hereby appoint Charles K. Gifford, William
J. Shea, Bradford H. Warner, Robert T. Jefferson and Gary A. Spiess, and each of them severally, or if more than one acts, a majority of them, his or her true and lawful attorneys or attorney to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Corporation, the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to the shares of the Corporation's Common Stock, par value $2.25 per share, to be issued in connection with the Corporation's proposed acquisition of The Boston Bancorp (the "Registration Statement"), and any and all amendments to said Registration Statement and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys and each of them.


      SIGNATURE                  TITLE                         DATE
      ---------                  -----                         ----
                                 Chairman,
                                 President, Chief
/S/ CHARLES K. GIFFORD           Executive Officer           November 9, 1995
-----------------------------    and Director
     (Charles K. Gifford)        (Chief Executive Officer)



                                 Vice Chairman,
                                 Chief Financial Officer
/S/ WILLIAM J. SHEA              and Treasurer               November 9, 1995
---------------------------      (Chief Financial Officer)
     (William J. Shea)



/S/  ROBERT T. JEFFERSON         Comptroller                 November 9, 1995
-------------------------------  (Chief Accounting Officer)
     (Robert T. Jefferson)
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       SIGNATURE                  TITLE                 DATE
       ---------                  -----                 ----


 /S/   WAYNE A. BUDD             Director            November 9, 1995
---------------------------
(Wayne A. Budd)


___________________________      Director
(William F. Connell)


/S/  GARY L. COUNTRYMAN          Director            November 9, 1995
---------------------------
(Gary L. Countryman)


 /S/ ALICE F. EMERSON            Director            November 9, 1995
---------------------------
(Alice F. Emerson)


/S/  THOMAS J. MAY               Director            November 9, 1995
---------------------------
(Thomas J. May)


/S/ DONALD F. MCHENRY            Director            November 9, 1995
---------------------------
(Donald F. McHenry)


/S/ J. DONALD MONAN              Director            November 9, 1995
---------------------------
(J. Donald Monan)


/S/ PAUL C. O'BRIEN              Director            November 9, 1995
---------------------------
(Paul C. O'Brien)


/S/ JOHN W. ROWE                 Director            November 9, 1995
---------------------------
(John W. Rowe)


/S/ RICHARD A. SMITH             Director            November 9, 1995
---------------------------
(Richard A. Smith)


---------------------------      Director
(William C. Van Faasen)


 /S/  THOMAS B. WHEELER          Director            November 9, 1995
---------------------------
(Thomas B. Wheeler)


---------------------------      Director
(Alfred M. Zeien)